UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 29, 2005

                                  Nannaco, Inc.
             (Exact name of registrant as specified in its charter)

                                      Texas
                 (State or other jurisdiction of incorporation)

                                    000-50672
                            (Commission File Number)

                                   74-2891747
                        (IRS Employer Identification No.)

             4906 Point Fosdick Dr., Suite 102, Gig Harbor, WA 98335
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (253) 853-3632


               ---------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                    FORM 8-K
                                  Nannaco, Inc.


Section 1 - Registrant's Business and Operations
Section 2 - Financial Information
Section 3 - Securities and Trading Markets
Section 4 - Matters Related to Accountants and Financial Statements
Section 5 - Corporate Governance and Management
Section 6 - [Reserved]
Section 7 - Regulation FD
Section 8 - Other Events

         Item 8.01 - Other Events

On April 29, 2005 the Registrant issued a press release disclosing the completion of negotiations to restructure the merger agreement between Registrant and Nazz Productions, Inc. The original agreement, dated October 29, 2004, was initially disclosed on Form 8-K, filed November 11, 2004.

On May 3, 2005 the Registrant cancelled the issuance of 30,000,000 shares of common stock to the Chief Executive Officer and director of Registrant, Steve Careaga ("Careaga"), pursuant to an agreement between the Registrant and Careaga dated October 29, 2004 (the "Agreement"). Under the terms of the Agreement, which was initially disclosed on Form 8-K filed with the Commission on October 29, 2004, Registrant issued 30,000,000 shares of common stock (the "Shares") to Careaga in his capacity as Chief Executive Officer and Chief Financial Officer as consideration for services past and continuing and subject to substantial conditions constituting events of forfeiture including the condition that Careaga raise capital in excess of $5,000,000 for the Registrant. As these conditions have not been met, the Registrant and Careaga have agreed to cancel the Shares.

On May 5, 2005, Registrant issued a press release disclosing the execution of a Letter of Intent with Amenni, LLC ("Amenni"), regarding the Registrant's intent to complete a merger agreement with Amenni.

Section 9 - Financial Statements and Exhibits

         Item 9.01 Financial Statements and Exhibits.


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EXHIBIT NUMBER                    DESCRIPTION            LOCATION
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       99.1                       April 29, 2005         Filed Herewith
Press Release re Merger
Negotiations released
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       99.2
Press Release re Merger           May 5, 2005            Filed Herewith
Negotiations released
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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NANNACO, INC.

                                  (Registrant)


Date :  May 5, 2005

   /s/ Steve Careaga
--------------------------------------
Steve Careaga, Chief Executive Officer